Exhibit 99.1

April 2008 Corporate Update Lynn A. Peterson, President & CEO

Contact Information This presentation includes “Forward- Looking Statements” such as those concerning the Company’s plans, expectations and objectives for future operations. All statements, other than historical facts, addressing events or developments that may occur in the future may be subject to certain assumptions, risks and uncertainties beyond the Company’s control. Investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially. 1625 Broadway, Suite 250 Denver, Colorado 80202 P: 303-592-8075 F: 303-592-8071 www.kodiakog.com Lynn A. Peterson, President, CEO lapeterson@kodiakog.com James E. Catlin, COO jecatlin@kodiakog.com James P. Henderson, CFO jphenderson@kodiakog.com Investor Relations Contact: David P. Charles david.charles@sierrapartners.us AMEX: KOG Kodiak Oil & Gas Corp. Forward-looking Statements

Corporate Data Symbol/Exchange: KOG/AMEX Market Capitalization: US $190 MM • 52-Week H/L: $6.81/$1.54 Shares Outstanding: 87,931,926 Fully Diluted Shares: 94,043,926 Management Ownership: 10% Total Assets (12/31/2007): $74.3 MM

Business Strengths and Strategies Experienced Management Team with Strong Technical Capabilities • Geologists and engineers have worked multiple Rockies formations in all basins Develop Existing Properties • Successfully categorize Vermillion Basin as lower-risk development project • Accelerate Williston Bakken oil targets by aggressive permitting and efficient D&C practices to maximize cash flow during unprecedented robust crude price environment • Create PDP reserves and production growth from large location inventory in both basins

Business Strengths and Strategies Pursue Selective Acquisitions and Joint Ventures • Continue leasing in core areas and identify accretive acquisitions at competitive prices • Seek quality joint venture partners Operate with High Working Interest • Maintain a high level of participation by investing KOG capital in drilling operations in high-growth areas Reduce Unit Costs through Improved Economies of Scale and Efficient Operations • Best utilize existing infrastructure over a larger number of wells

Operations Rockies Focus Current production: 500 BOE/D Vermillion Basin • Shallow and deep gas exploration, production and development • Lease play complete Williston Basin • Oil-bearing formations provide steady cash flow • Bakken • Mission Canyon • Red River “C”

Williston Basin Located in North Dakota & Montana Targeted formations: • Mission Canyon Formation— depth 8,000’ • Bakken Formation— depth 10,500’ • Red River— depth 11,000’ 2008 Williston CAPEX: $11.3 MM

4 Bear Project

PALEOZOIC

MISSISSIPPIAN -Ratcliffe -Mission Canyon DEVONIAN -Bakken -Nisku -Duperow
SILURIAN -Interlake
ORDOVICIAN -Red River



WILLISTON BASIN
SHERIDAN
RED RIVER MISSION-CYN PLAY
DIVIDE
BURKE
RENVILLE
NESSON ANTICLINE
WILLIAMS
ROOSEVELT
MOUNTRAIL
PARSHALL FIELD
RICHLAND
MCKENZIE
ELM COULEE BAKKEN TREND
DUNN
BAILEY FIELD

- Most active Bakken region in ND
- On trend with significant Bakken producers
- Largely contiguous leasehold
- Continued leasing and permitting underway

KODIAK
OIL & GAS CORP.

Bakken Cross Section

Green River Basin Greater Green River Basin is located in SW Wyoming Natural Gas trapped in various sands, coals and shales at depths ranging from 2,000’ to nearly 15,000’. Primary targets: • Almond Sands – depth 5,000’ • Baxter Shale – depth 10,000’ • Frontier Sandstones – depth 13,000’ • Dakota Sandstones – depth 14,000’

Vermillion Exploration Agreement • Closed in February 2008 • DVN operates and will drill first of three proposed Baxter shale tests by June 30, 2008 at sole risk and cost • KOG with proportional 50% carried working interest in the three wells • Exploration of KOG lands continues with minimal KOG 2008 CAPEX requirements • DVN drills to earn 50% of KOG leasehold, all depths excluding previous AMI acreage held jointly

ALMOND 5,000’ ROCK SPRINGS 7,500’ FRONTIER 13,800’ BAXTER 11,000’ C R E T A C E O U S ERICSON 6,000’ Vermillion Basin Detail • Kodiak Acreage: Gross 39,483/Net 16.778* • Farmin Acreage: Gross 10,334/Net 3,100 • Deep sands and shales *Pro forma for Vermillion Exploration Agreement

Rockies Takeaway


EXISTING PIPELINES
COLORADO INTERSTATE GAS
OVERTHRUST
WYOMING INTERSTATE COMPANY (WIC)
TRAILBLAZER
SOUTHERN STAR
KMI
WILLISTON BASIN INTERSTATE
KERN RIVER
NORTHWEST PIPELINE
TRANS COLORADO
LOST CREEK
FORT UNION
THUNDER CREEK
QUESTAR
CHEYENNE PLAINS
PENDING/PROPOSED EXPANSIONS
WBI GRASSLANDS
BISON
KM – SEMPRA ROCKIES EXPRESS
WIC
ENTEGRA
EL PASO – CONTINENTAL CONNECTOR
MONTANA
POWDER RIVER
BIG HORN
WYOMING
SOUTH DAKOTA
IDAHO
WIND RIVER
GREEN RIVER
NEBRASKA
Cheyenne
Opal
UINTA/PICEANCE
DJ/EASTERN CO
UTAH
COLORADO
KANSAS
OKLAHOMA
ARIZONA
NEW MEXICO
CIG
KMI
Sempra Rockies Express
Questar
Northwest
Kern River
Trans Colorado
Fort Union
Cheyenne Plains
Continental Connector
Southern Star
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location

Source: *Wyoming Pipeline Authority, Jefferies & Co.*

Proposed Interstate Pipeline Projects Source: FERC, Wachovia Capital Markets ( numbers in par enthesis = proposed pipeli ne throughput in D th/d) 3.9 Bcf/d 3.6 Bcf/d 7.6 Bcf/d 3.5 Bcf/d 4.4 Bcf/d

Summary Strategy of continuous acreage acquisition Core assets located in hydrocarbon-rich Rockies basins Large inventory of repeatable development opportunities Risk-varied inventory of exploration prospects Growing cash flow supplements existing working capital to fund exploration and development projects Strong balance sheet with zero debt